Other Liabilities	12 Months Ended
Dec. 31, 2011
Other Liabilities [Abstract]
Other Liabilities

Note 17. Other Liabilities

Other liabilities consisted of the following (in millions):

	December 31,
	2011	2010
Deferred gains on asset sales	$933	$930
SPG point liability (a)	724	702
Deferred revenue including VOI and residential sales	17	23
Benefit plan liabilities	74	61
Insurance reserves	47	46
Other	176	124

	$1,971	$1,886

(a)	Includes the actuarially determined liability related to the SPG program and the liability associated with the American Express transaction discussed below.

During the year ended December 31, 2009, the Company entered into an amendment to its existing co-branded credit card agreement (“Amendment”) with American Express and extended the term of its co-branding agreement to June 15, 2015. In connection with the Amendment in July 2009, the Company received $250 million in cash toward the purchase of future SPG points by American Express. In accordance with ASC 470, Debt, the Company has recorded this transaction as a financing arrangement with an implicit interest rate of 4.5%. The Amendment requires a fixed amount of $50 million per year to be deducted from the $250 million advance over the five year period regardless of the total amount of points purchased. As a result, the liability associated with this financing arrangement is being reduced ratably over a five year period beginning in October 2009. In accordance with the terms of the Amendment, if the Company fails to comply with certain financial covenants, the Company would have to repay the remaining balance of the liability, and, if the Company does not pay such liability, the Company is required to pledge certain receivables as collateral for the remaining balance of the liability. As of December 31, 2011, a liability of $72 million related to the Amendment is recorded in other liabilities.